                                                                    EXHIBIT 10.5

                [Similar agreement to be entered into between
               registrant and Imperial Credit Industries, Inc.]

  THIS INITIAL INVESTMENTS SALE AGREEMENT (this "Agreement"), dated as of
                                                 ---------
[______], 1997, by and between Imperial Credit Commercial Mortgage Investment Corp., a Maryland corporation (the "Purchaser") and Southern Pacific Bank, a
                                    ---------
California licensed industrial loan company (the "Seller"), recites and provides
                                                  ------
as follows:


                                 RECITALS

  WHEREAS, the Seller owns certain commercial mortgage-backed securities identified on Schedule 1 hereto (the "Initial Investments");
              ----------              -------------------

  WHEREAS, the Seller desires to sell its right, title and interest in and to the Initial Investments to the Purchaser pursuant to the terms hereof;

  WHEREAS, capitalized terms used and not defined herein shall have the meanings assigned to them in the Purchaser's Prospectus, dated October [__], 1997 (the "Prospectus");
-----------

                                 AGREEMENT

  NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties herein made and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:


  SECTION 1.  SALE AND PURCHASE.
              -----------------

  (a) The Seller hereby sells, conveys, assigns and transfers, and the Purchaser hereby purchases, all of the Seller's right, title and interest in and to the Initial Investments, having an aggregate outstanding principal balance as of the close of business on October [__], 1997 (the "Information Date") of
                                                     ----------------
$_____________ including the Seller's right to any and all payments to be received on the Initial Investments beginning in [___________] 1997;


  (b) The sale of the Initial Investments shall be effected by endorsement and delivery of the Initial Investments.


  SECTION 2.  PURCHASE PRICE.  On the Closing Date, as full consideration for
              --------------
the Seller's sale of the Initial Investments to the Purchaser, the Purchaser will deliver to the Seller immediately available funds in the amount of [________]% of the aggregate outstanding principal balance of the Initial Investments as of [__________], 1997, plus accrued interest on such Initial Investments at a rate equal to the weighted average interest rate of such Initial Investments, through the Closing Date.

  SECTION 3.  TRANSFER OF THE INITIAL INVESTMENTS AND ENDORSEMENT OF THE INITIAL
              ------------------------------------------------------------------
INVESTMENTS.  Upon the closing of the sale of the Initial Investments to the
-----------
Purchaser by the Seller, ownership thereof shall be vested in the Purchaser. As soon as possible prior to the Closing Date of the sale of the Initial Investments to the Purchaser, the Seller shall deliver to LaSalle National Bank, as trustee (the "Underlying Trustee") of the underlying trusts pursuant to which
                 ------------------
the Initial Investments were issued (the "Underlying Trusts"), the Initial
                                          -----------------
Investments together with bond powers executed in favor of "IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP." and any transferor documents and opinions of counsel required by the pooling and servicing agreements or other documents (the "Underlying Agreements") under which the Initial Investments were issued.
      ---------------------


  SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE SELLER.  The Seller hereby
              --------------------------------------------
represents and warrants to the Purchaser, as of the date of this Agreement or as of such other date as is specifically provided herein, as follows:


        (a) the Seller acquired the Initial Investments in the ordinary course of its business, in good faith, for value and without notice of any claim against or claim to any of the Initial Investments on the part of any person;

        (b) the Seller does not have any actual or constructive knowledge or notice of any interest in the Initial Investments that upon sale to the Purchaser and transfer in accordance herewith will be contrary to the interest of the Purchaser;

        (c) the Seller is duly organized and validly existing and in good standing under the laws of the United States and has the full power, authority and legal right to transfer and convey the Initial Investments to the Purchaser and has the full power, authority (corporate and other) and legal right to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement;

        (d) the execution and delivery by the Seller of this Agreement are within the legal power of and have been duly authorized by all necessary action on the part of the Seller; neither the execution and delivery of this Agreement by the Seller, nor the consummation by the Seller of the transactions contemplated hereby, nor compliance by the Seller with the provisions hereof, will (i) conflict with or result in a breach of, or constitute a default under, any of the provisions of the charter or bylaws of, or any law, governmental rule or regulation, or any judgment, decree or order binding on, the Seller or its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which it is a party or by which it is bound, or (ii) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument;

        (e) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding agreement of the Seller, enforceable in accordance with its terms subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency or other similar laws affecting creditors' rights generally from time to time in effect, and to general principles of equity;


        (f) no consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Seller with this Agreement or the consummation by the Seller of any other transaction contemplated hereby;


        (g) no certificate of an officer furnished pursuant hereto in writing to the Purchaser or the Trustee by the Seller contains any untrue statement of a material fact, or omits a material fact necessary to make the certificate not misleading;


        (h) the Seller has not dealt with any broker, investment banker, or agent or other person that may be entitled to any commission or compensation in connection with the sale of the Initial Investments to the Purchaser;


        (i) there is no litigation pending or, to the Seller's knowledge, threatened against the Seller, which would reasonably be expected to affect adversely the transfer of the Initial Investments or the execution, delivery, performance or enforceability of this Agreement;


        (j) no default exists on the part of the Seller, and no event has occurred which, with notice, lapse of time or both, would constitute a default on the part of the Seller in the due performance and observance of any term, covenant or condition of any agreement to which the Seller is a party or by which it is bound, which default would have a have a materially adverse effect on the Seller's performance of this Agreement;


        (k) the transfer of the Initial Investments to the Purchaser will be classified as a sale under generally accepted accounting principles on the books and records of the Seller;


        (l) immediately prior to the sale of the Initial Investments to the Purchaser, the Seller will be the sole owner of, and will have good and marketable title to, the Initial Investments, subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance or any such encumbrance will be discharged, and on the Closing Date, the Seller shall duly and validly endorse the Initial Investments as described in Section 3 hereof and deliver the Initial Investments as described in Section 3 hereof, together with any other documents or certificates as may be required by this Agreement. Following the sale of the Initial Investments to the Purchaser, the Purchaser will own such Initial

  Investments free and clear of any prior lien, mortgage, security interest, pledge, charge or other encumbrance;


        (m) the transfer, assignment and conveyance of the Initial Investments by the Seller pursuant to this Agreement is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;


        (n) the information set forth in Schedule 1 hereto is true and correct
                                         ----------
  in all material respects as of the Information Date;


        (o) all conditions precedent and any restrictions upon the transfer of the Initial Investments provided for in the Underlying Agreements have been satisfied and the transfer of the Initial Investments to the Purchaser will be complete upon the execution and delivery of this Agreement by the parties hereto (provided that transfer of registered ownership will only be complete after the Underlying Trustees have issued new certificates, representing the Initial Investments, registered in the name of the Purchaser);


        (p) the Seller intends to relinquish all ownership rights in the Initial Investments sold pursuant to this Agreement; after the Closing Date, the Seller will have no right to the Initial Investments, and the Seller will have no right or obligation to repurchase or substitute any Initial Investments;


        (q) the Seller's principal place of business and chief executive office are located in Los Angeles, California; and


        (r) the Seller is not a "benefit plan investor" described in or subject to the Department of Labor Regulations set forth in 29 C.F.R. section 2510.3-101.


  SECTION 5. The Seller hereby covenants to the Purchaser as follows:

        (a) the Seller shall reflect and treat its transfer of the Initial Investments to the Purchaser as a sale of its entire interest therein under generally accepted accounting principles; and


        (b) the Seller will cooperate with the Purchaser and perform all acts necessary to enable the Purchaser to cause the Initial Investments to be registered in the name of the Purchaser.


  SECTION 6.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER.  As
               ----------------------------------------------------------
of the date of this Agreement, the Purchaser represents and warrants to the Seller as follows:

        (a) the Purchaser has been duly incorporated and is validly existing and in good standing under the laws of the State of Maryland;


        (b) the execution and delivery by the Purchaser of this Agreement are within the legal power of the Purchaser and have been duly authorized by all necessary action on the part of the Purchaser; neither the execution and delivery of this Agreement by the Purchaser, nor the consummation by the Purchaser of the transactions contemplated hereby, nor compliance by the Purchaser with the provisions hereof, will (i) conflict with or result in a breach of, or constitute a default under, any of the provisions of the Purchaser's articles of incorporation or bylaws, or any law, governmental rule or regulation, or any judgment, decree or order binding on, the Purchaser or its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which it is a party or by which it is bound, or (ii) result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument;


        (c) this Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding agreement of the Purchaser, enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency or other similar laws affecting creditors' rights generally from time to time in effect, and to general principles of equity; and


        (d) no consent, approval, authorization or order of any court or governmental agency or body or official is required for the consummation by the Purchaser of the transactions contemplated hereby, except such as have been obtained.


  SECTION 7.  FURTHER ASSURANCES.  Upon request from time to time, the Seller
              ------------------
shall execute and deliver all documents, make all truthful oaths, testify in any proceedings and do all other acts that may be reasonably necessary or desirable, in the reasonable opinion of the Purchaser, to carry out the terms of this Agreement and to effect the sale of the Initial Investments to the Purchaser.


  SECTION 8.  CONDITIONS TO OBLIGATIONS OF THE PURCHASER.  The obligation of the
              ------------------------------------------
Purchaser hereunder to purchase the Initial Investments is subject to:

        (a) the accuracy in all material respects of all of the representations and warranties of the Seller under this Agreement and compliance in all material respects by the Seller with all of its covenants and obligations under this Agreement;


        (b) except as otherwise provided herein, the Seller shall have delivered to the Purchaser, in escrow, all documents required to be delivered hereunder and shall have released its interest therein to the Purchaser or its designee; and

        (c) the Seller shall have delivered to the Purchaser, letters from each of the legal counsel that delivered opinions (the "Underlying Opinions") in
                                                     -------------------
  connection with the issuance of the Initial Investments pursuant to the Underlying Agreements, which letters permit reliance on the Underlying Opinions by (i) the Purchaser and (ii) each of Friedman, Billings, Ramsey & Co., Inc. and Jefferies & Company, Inc., as representatives of the underwriters of the Purchaser's shares of common stock, which are being sold pursuant to the Prospectus.


  SECTION 9.  CONDITIONS TO OBLIGATIONS OF THE SELLER.  The obligation of the
              ---------------------------------------
Seller hereunder to sell the Initial Investments is subject to receipt of the Purchase Price in immediately available funds.

  SECTION 10.  INDEMNIFICATION; ASSIGNMENT OF CLAIMS.  In the event the Seller
               -------------------------------------
breaches its representations, warranties, covenants or obligations set forth herein in any material respect, the Seller shall indemnify and hold harmless the Purchaser from and against any loss, damages, penalties, fines, forfeiture, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, such breach. Promptly after receipt by the Purchaser of notice of the commencement of any such action, the Purchaser will, if a claim in respect thereof is to be made against the Seller under this Section, notify the Seller in writing of the commencement thereof, but the omission so to notify the Seller will not relieve the Seller from any liability hereunder unless such omission materially prejudices the rights of the Seller. In case any such action is brought against the Purchaser, and the Purchaser notifies the Seller of the commencement thereof, the Seller will be entitled to participate therein, and to assume the defense thereof, with counsel reasonably satisfactory to the Purchaser, and after notice from the Seller to the Purchaser of its election so to assume the defense thereof, the Seller will not be liable to the Purchaser under this Section for any legal or other expenses subsequently incurred by the Purchaser in connection with the defense thereof other than reasonable costs of investigation.


  SECTION 11.  REPURCHASE OBLIGATION.  It is understood and agreed that the
               ---------------------
representations and warranties set forth in Section 4 herein shall survive delivery of the Initial Investments to the Purchaser, and shall inure to the benefit of the Purchaser notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by a party hereto of a breach of any of the foregoing representations and warranties that materially and adversely affects the interests of the Purchaser, the party discovering such breach shall give prompt written notice to the other parties thereto, whereupon the Seller shall promptly take such action as is necessary to cure such breach. Within 90 days of its discovery or its receipt of notice of any breach of the representations and warranties contained in Section 4 above, the Seller shall cause such breach to be cured in all material respects or, in the event the Seller is unable to cure such breach, the Seller shall repurchase the affected Initial Investment at its Purchase Price plus accrued interest through the date of repurchase and reimburse the Purchaser for any out-of-pocket loss incurred by the Purchaser as a result of such breach.

  The obligations of the Seller set forth in this Section 11 with respect to a breach of a representation contained in Section 4 hereof shall constitute the sole remedy respecting such breach available to the Purchaser.


  SECTION 12.  NOTICES.  All demands, notices and communications hereunder shall
               -------
be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by telex or telegraph and confirmed by a similar mailed writing, as follows:



  (a)           If to the Purchaser:

                Imperial Credit Commercial Mortgage Investment Corp. 11601 Wilshire Blvd., Suite 2080
                Los Angeles, California  90025



                Attn:  _____________________




  (b)           If to the Seller:
                Southern Pacific Bank
                12300 Wilshire Blvd. 2nd floor
                Los Angeles, CA  90025
                Fax: (310) 442-5160
                Attn:  _____________________

  Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section for the giving of notice.

  SECTION 13.  SEVERABILITY OF PROVISIONS.  Any part, provision, representation
               --------------------------
or warranty contained in this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining parts, provisions, representations or warranties hereof. Any part, provision, representation or warranty contained in this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining parts, provisions, representations or warranties hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.


  SECTION 14.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
               -------------
CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, NOTWITHSTANDING ANY CALIFORNIA OR OTHER CONFLICT OF LAWS PROVISIONS TO THE CONTRARY.


  SECTION 15.  SURVIVAL.  Each of the Seller and the Purchaser agrees that the
               --------
representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed have been relied upon by the Purchaser or the Seller, respectively, notwithstanding any investigation heretofore or hereafter made by the other party or on the other party's behalf, and that the representations, warranties and agreements made by the Seller herein or in any such certificate or other instrument shall survive the delivery of and payment for the Initial Investments.


  SECTION 16.   MISCELLANEOUS.
                -------------

        (a) This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.


        (b) Any person into which the Seller may be merged or consolidated or any person resulting from a merger or consolidation involving the Seller or any person succeeding to the business of the Seller shall be considered the successor of the Seller hereunder, without the further act or consent of either party. This Agreement cannot be assigned, pledged or hypothecated by any party without the written consent of each other party to this Agreement.


        (c) This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

        (d) The Purchaser shall immediately effect the redelivery of the Initial Investments, and any security interest deemed to be created by this Section 16 shall be released if, on the Closing Date, each of the conditions set forth in
  Section 8 hereof shall not have been satisfied or waived and the Purchaser shall not have paid the Purchase Price.


        (e) It is the express intent of the parties hereto that the conveyance of the Initial Investments by the Seller to the Purchaser as contemplated by this Agreement be construed as a sale of the Initial Investments by the Seller to the Purchaser. Further, it is not the intention of the parties that such conveyances be deemed a pledge of the Initial Investments by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Initial Investments are held to continue to be property of the Seller, then (i) this Agreement shall also be a security agreement within the meaning of the Uniform Commercial Code of the State of California and any other state as is necessary; (ii) the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in and to the Initial Investments; (iii) the possession by the Purchaser or its agent of the Initial Investments and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to
  Section 9-305 of the Uniform Commercial Code of the State of California; and
  (iv) notifications to, and acknowledgments, receipts or confirmations from, persons holding such property shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Initial Investments, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

  IN WITNESS WHEREOF, Imperial Credit Commercial Mortgage Investment Corp. and SPB have caused their names to be signed to this Initial Investment Sales Agreement by their respective officers thereunto duly authorized as of the first date above written.


                                 IMPERIAL CREDIT COMMERCIAL MORTGAGE
                                 INVESTMENT CORP.,
                                     a Maryland corporation


                                 By:  ______________________________
                                 Its:


                                 SOUTHERN PACIFIC BANK,
                                     a California industrial loan company



                                 By:  ______________________________
                                 Its:

                        LIST OF SCHEDULES AND EXHIBITS


SCHEDULE I:       Initial Investments

                                                            SCHEDULE 1


                                 Initial Investments
                                 -------------------

===========================================================================================
                                                                           Stated Amount
              Series                      Class       Face Amount        (As of [        ])
-------------------------------------------------------------------------------------------
 J.P. Morgan Commercial Mortgage
 Finance Corp., Commercial
 Mortgage Pass-Through
 Certificates, Series 1997-SPTL-C1
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 Southern Pacific Thrift & Loan
 Association, Commercial Mortgage
 Pass-Through Certificates,
 Series 1996-C1
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
===========================================================================================